Exhibit 99.1

CONSENT AND PURCHASE AGREEMENT

THIS CONSENT AND PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of February 6, 2009, by and among i2 Technologies, Inc., a Delaware corporation (the “Company”), Highbridge International LLC (“Holder”) and joined by Credit-Suisse Securities (USA) LLC (“CS SEC”) and UBS Securities LLC (“UBS SEC”) (CS SEC and UBS SEC, collectively, “Record Owners”) solely as the nominee or record holder of the notes beneficially owned by Holder.

RECITALS

A. The Company has previously issued 5% Senior Convertible Notes due 2015 in an aggregate principal amount of $86,250,000 (the “Notes”) pursuant to the Indenture dated as of November 23, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor in interest to JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), (“Initial Indenture”) which was amended and supplemented by that certain First Supplemental Indenture dated as of September 11, 2008 (such indenture as amended, supplemented and otherwise modified from time to time, the “Indenture”).

B. Holder is, as of the date hereof, the beneficial owner of $58,146,000 aggregate principal amount of the Notes.

C. CS SEC is the record holder of $47,625,000 in aggregate principal amount of the Holder Notes which have CUSIP 465754AG4 and UBS SEC is the record owner of $10,521,000 in aggregate principal amount of the Holder Notes which have CUSIP 465754AG4.

D. In consideration of the transactions described herein, Holder desires to consent to the amendments to certain provisions of the Indenture as described herein, in the manner set forth in the Second Supplemental Indenture between the Company and the Trustee, in the form attached as Exhibit A hereto (the “Supplemental Indenture”) and to agree to have the Holder Notes (as defined herein) purchased by the Company.

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

1. Certain Definitions.

Unless otherwise expressly provided herein, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Holder Notes” means all of the Notes owned, beneficially or of record, by Holder as of the date hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Transfer” means, with respect to any security (including, without limitation, the Securities), the sale, transfer, tender, exchange, pledge, hypothecation, or the gift, placement in trust, or other disposition of such security or any right, title or interest therein (including, but not limited to, any right or power to vote to which Holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Consent.

(a) Pursuant to Section 11.2 of the Indenture, Holder hereby irrevocably consents, and hereby directs the Record Owners to irrevocably consent, to the amendments and supplements as set forth in the Supplemental Indenture.

(b) To the extent that Section 11.4 of the Indenture gives Holder or the Record Owners the right to waive and/or revoke the consent set forth in Section 2(a) hereof or the amendments and supplements contemplated under the Supplemental Indenture, the Record Owners and Holder hereby irrevocably waive any such right of waiver and/or revocation.

(c) Holder hereby agrees, upon reasonable request by the Company, to direct and instruct any and all other record owners, agents, representatives, custodians, trustees and other representatives holding any of the Holder Notes to agree and consent to, execute and deliver and perform any other actions reasonably necessary to promptly effect, consummate, confirm or evidence the transactions set forth herein and consents provided hereunder to give effect to the amendments and supplements provided under the Supplemental Indenture, including, but not limited to the signature annex hereto.

3. Closing.

(a) Purchase of Holder Notes. The Company hereby agrees to purchase the Holder Notes at Closing (as defined below) for a payment of $58,654,777.50 as calculated through February 6, 2009, with a per diem amount of $8,075.83 per day for each day thereafter prior to Closing and Holder agrees to deliver an executed assignment of the Holder Notes in the form of that attached as Exhibit B (the “Assignment”). Such amount shall be sent by wire transfer of immediately available funds to the account of Holder set forth on the signature page hereto. The closing for such purchase and sale (the “Closing”) shall occur on or before the second Business Day after the Supplemental Indenture is fully executed by the Company and the Trustee. If the Supplemental Indenture is not fully executed on or before March 16, 2009, then this Agreement shall terminate and be of no force and effect. Provided that Holder and Record Owners have all executed this Agreement, the Company shall execute the Supplemental Indenture on the date hereof or as soon as practicable thereafter (and provide Holder with a copy thereof) and agrees to use reasonable best efforts to cause the Supplemental Indenture to be fully executed by the Trustee prior to March 16, 2009.

(b) Further Deliveries. Holder hereby agrees that it shall (a) promptly deliver the original Holder Notes (if they are certificated), together with a duly executed Assignment or any other duly executed instrument of transfer or assignment as Company may reasonably request, and, if in registered form, shall be issued in the name of Holder or the name of its nominee or nominees, and (b) promptly upon the prior written request of the Company execute and deliver, or cause to be executed and delivered, any and all documents, assignments and other agreements and take or cause to be taken such additional action as the Company may reasonably deem necessary or desirable to effect, consummate, confirm or evidence the transactions described herein. Holder agrees that the Holder Notes will be transferred to the Company free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances.

4. Transfer and Other Restrictions.

(a) At all times during the period commencing with the execution and delivery of this Agreement through Closing, Holder shall not Transfer any of the Holder Notes, or enter into an agreement, commitment or other arrangement with respect thereto unless (i) Holder gives prior written notice to the Company of the name of the proposed transferee and (ii) the transferee agrees in writing to be subject to and bound by the terms of this Agreement and a copy of such written agreement is provided to the Company within two Business Days after such Transfer is consummated.

(b) Except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, Holder will not commit any act or enter into any agreement, commitment or other arrangement that could restrict or affect such Holder’s legal power, or authority to perform or otherwise prevent or disable Holder from performing, any of its obligations under this Agreement.

5. Representations and Warranties of Holder.

(a) Holder hereby represents and warrants to the Company, as of the date hereof and as of the Closing, as follows: (i) Holder is the beneficial owner of the Holder Notes indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances, in each case, that would impair or adversely affect Holder’s ability to perform its obligations under this Agreement, other than those encumbrances which are in favor of the Company or that exist pursuant to securities laws; (ii) Holder has full power and authority to make, enter into and carry out the terms of this Agreement; and (iii) this Agreement has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder enforceable against Holder in accordance with its terms.

(b) The execution and delivery of this Agreement and the performance by Holder of Holder’s agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Holder is a party or by which Holder (or any of Holder’s assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Holder’s ability to perform Holder’s obligations under this Agreement or render inaccurate any of the representations made by Holder herein.

(c) Holder is (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (ii) a qualified institutional buyer as defined in Regulation 144A promulgated under the Securities Act. Such Holder is experienced in evaluating investments in companies such as the Company.

(d) Holder has been afforded access to information about the Company and the financial condition, results of operations, business, property and management which it has deemed sufficient to enable it to evaluate its investment in the Holder Notes. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company; and Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its sale of the Holder Notes.

(e) Holder is a resident of that jurisdiction specified below its address for notices set forth below the signature of Holder where it appears on the signature page of this Agreement. Holder was not formed for the specific purpose of acquiring the Holder Notes.

(f) Holder is not, and for the three months immediately preceding the date hereof, has not been an officer, director or a “beneficial owner” (as defined for purposes of Rule 13d-3 of the Exchange Act of more than 10% of the Company’s Common Stock.

(g) Holder is not a registered broker-dealer under Section 15 of the Exchange Act.

(h) Holder has independently evaluated the merits of its decision to sell the Holder Notes pursuant to this Agreement, and Holder confirms that it has not relied on the advice of the Company or any of its representatives in making such decision.

6. Representations, Warranties and Covenants of the Company.

(a) The Company hereby represents and warrants to Holder, as of the date hereof and as of the Closing, as follows: (i) the Company has full power and authority to make, enter into and carry out the terms of this Agreement; and (ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

(b) The execution and delivery of this Agreement and the performance by the Company of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Company is a party or by which the Company (or any of the Company’s assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect the Company’s ability to perform its obligations under this Agreement or render inaccurate any of the representations made by the Company herein.

(c) The Company represents and warrants to Holder that, as of the date hereof and after giving effect to the terms of this Agreement, no Event of Default (as defined in the Indenture) shall have occurred and be continuing as of the date hereof.

(d) As promptly as practicable on the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K, which Holder shall have approved (such approval not to be unreasonably withheld) prior to its release and filing, describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement and the Supplemental Indenture (including all attachments, the “8-K Filing”). The Company covenants and agrees that neither it nor any person acting on its behalf has provided Holder with any material nonpublic information that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to provide Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of Holder. Subject to the foregoing, neither the Company, its Subsidiaries nor Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Holder, to make any press release or other public disclosure with respect to such transactions in substantial conformity with the 8-K Filing. Without the prior consent of Holder, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of Holder in any filing, announcement, release or otherwise unless the transactions contemplated by this Agreement are required to be disclosed by the Company in its filings with the SEC and such disclosure is in substantial conformity with the disclosure provided in the 8-K Filing.

7. Termination. This Agreement shall terminate if the Supplemental Indenture shall not have become fully executed on or prior to March 16, 2009. No party hereto shall be relieved from any liability for breach of this Agreement by reason of any termination of this Agreement.

8. Miscellaneous Provisions.

(a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by the Company and Holder.

(b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement with respect to the matters discussed herein and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d) Consent to Jurisdiction; Venue. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts of the Borough of Manhattan, State of New York, and (ii) agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in the state and federal courts of the Borough of Manhattan, State of New York.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f) Assignment and Successors. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without prior written consent of the other parties hereto. Any attempted assignment of this Agreement in violation of the foregoing shall be void and of no effect.

(g) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto), any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(h) Cooperation. The Company and Holder agree to cooperate with the other and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other party to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement, including without limitation to enable the Company to enter into a Supplemental Indenture, in form and substance reasonably satisfactory to the Company and the Trustee that gives effect to the amendments of the Indenture contemplated in the Supplemental Indenture.

(i) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s) .

(j) Specific Performance; Injunctive Relief. The parties hereto acknowledge that the parties will be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by the parties could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which the non-breaching party may be entitled, at law or in equity, it shall be entitled to seek to enforce any provision of this Agreement by a decree of specific performance and temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

(k) Notices. All notices, Consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (i) delivered to the appropriate address by hand or overnight courier service (cost prepaid); or (ii) sent by facsimile with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (i), in each case to the parties at their respective addresses or facsimile numbers shown below their signatures on the last page hereof (or to such other address or facsimile as a party may designate by notice to the other parties).

(l) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signatures pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

(m) Headings. The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(n) Legal Representation. This Agreement was negotiated by each party with the benefit of such party’s legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

(o) Indemnity and Contribution. The Company agrees to indemnify and hold harmless Holder and its directors, officers, employees, members, representatives and agents and each person, if any, who controls Holder within the meaning of either Section 15 of the Securities Act or

Section 20 of the Exchange Act (each, an “Indemnified Person”), from and against any and all losses, claims, damages, penalties, fees and liabilities (collectively, “Losses”), as incurred, including, without limitation, the reasonable legal fees and other reasonable expenses of one counsel (in addition to any local counsel) incurred (irrespective of whether any such Indemnified Person is a party to the action for which indemnification hereunder is sought) in connection with any suit, action or proceeding or any claim, as incurred, as a result of, or arising out of or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the this Agreement, or (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement; provided that the Company shall not be required to indemnify any of the Indemnified Persons to the extent Losses arise or result from a material misrepresentation or material breach of any representation or warranty made by Holder or such Indemnified Person contained in this Agreement, or a material breach of any covenant, agreement or obligation by Holder or such Indemnified Person contained in this Agreement.

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Indemnified Person, such Indemnified Person shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain one counsel (in addition to any local counsel) reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding; provided, however, that failure to so notify the Indemnifying Person shall not relieve such Indemnifying Person from any liability hereunder except to the extent the Indemnifying Person is prejudiced as a result thereof. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person, the Indemnifying Person proposes to have the same counsel represent it and the Indemnified Person, and representation of both parties by the same counsel would, in the opinion of counsel, be inappropriate due to actual or potential differing interests between them. In no event shall the Indemnifying Person be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all Indemnified Persons in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. It is understood that the Indemnifying Person shall reimburse all such reasonable fees and expenses actually incurred upon delivery to the Indemnifying Person of reasonable documentation therefor setting forth such expenses in reasonable detail unless a bona fide dispute exists with respect to such expenses. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final, non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any Losses by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding and no admission of fault on the part of the Indemnified Party.

Payments made by any Indemnifying Person under this Section 8(o) shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment recovered by the Indemnified Person from any third party with respect thereto.

Notwithstanding anything to the contrary set forth herein, no Indemnified Person shall be entitled to be indemnified pursuant to this Section 8(o) for any Loss to the extent such Loss arises as a result of the Holder’s or Indemnified Person’s gross negligence or willful misconduct; provided, however, that the Indemnifying Person shall pay the expenses incurred by any such Indemnified Person hereunder, as such expenses are incurred, in connection with any proceeding in advance of the final disposition, so long as the Indemnifying Person receives an undertaking by such Indemnified Person to repay the full amount advanced if there is a final determination that such Indemnified Person failed the standards set forth above or that such Indemnified Person is not entitled to indemnification as provided herein for other reasons; and provided, further, that the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such Indemnified Person was either grossly negligent or engaged in willful misconduct.

The remedies provided for in this Section 8(o) are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8(o) is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any Losses, each Indemnifying Person, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses, including reasonable legal or other expenses incurred, as incurred, in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other from the transactions set forth in this Agreement; or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the breach that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, any equitable considerations appropriate in the circumstances. The Company and Holder agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph. For purposes of this paragraph, each person, if any, who controls Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity agreements and contribution provisions contained in this Section 8(o) and the representations and warranties of the Company, and Holder set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of Holder or any person controlling Holder or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Holder Notes.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

COMPANY:		HOLDER:

i2 TECHNOLOGIES, INC.		HIGHBRIDGE INTERNATIONAL LLC

By:	/s/ Michael J. Berry	By:	HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
its Trading Manager
Its:	Executive Vice President, Finance and Accounting, and Chief Financial Officer
		By:	/s/ Adam J. Chill
Address:		Name:	Adam J. Chill
		Title:	Managing Director
11701 Luna Road
Dallas, Texas 75234
Attn: Michael Berry, CFO
Facsimile: 469-357-6893		Address:

c/o Highbridge Capital Management, LLC
9 West 57th Street, 27th Floor
New York, New York 10019
Attn: Ari J. Storch / Adam J. Chill
Facsimile: 212-751-0755

Jurisdiction of Residence; Cayman Islands

Securities Beneficially Owned by Holder:

$58,146,000 aggregate principal amount of Notes

Wire Instructions for Holder

Bank: Bank of New York
ABA: 021-000-018
A/C: Highbridge Int’l LLC
A/C: 8900614498

[SIGNATURE PAGE TO CONSENT AND PURCHASE AGREEMENT]

RECORD OWNERS:

Each of the undersigned Record Owners hereby executes this Consent at the direction of Holder and hereby irrevocably consents to the amendment and supplement to the Indenture as set forth in the Supplemental Indenture and confirms that it is the record owner of the Notes set forth below its signature block:

Credit Suisse Securities (USA) LLC 1 Madison Ave. Asset Servicing, 2nd Floor New York, New York 10010

By:	/s/
Name:
Title:

Record Owner of $47,625,000 Aggregate Principal Amount of Notes Beneficially Owned by Holder

UBS Securities LLC
480 Washington Blvd., 12th Floor Jersey City, New Jersey 07310

By:	/s/
Name:
Title:

Record Owner of $10,521,000 Aggregate Principal Amount of Notes Beneficially Owned by Holder

SIGNATURE ANNEX TO CONSENT FORM

I2 TECHNOLOGIES, INC. – February 6, 2009

A DTC Participant must execute this Consent Form exactly as its name appears on DTC’s position listing as of February 6, 2009.

1.	The DTC participant signing this Signature Annex is:

Participant Account Number:

Company Name:

Contact Person:

Mailing Address:

Tax Identification Number:

Telephone:

E-mail Address:

2.	The Securities with respect to which this Signature Annex relates and with respect to which you consent to the Proposed Amendments are:

CUSIP(s)	Principal Amount(s)
465754AG4

3.	Provide the Unique Reference Identifier for this consent as a seven-digit number that starts with your 4-digit participant account number and ends with a sequential number that you choose. For example, if your participant account number is 902, then you might use 0902001 for your first consent and 0902002 for your second consent.

€	€	€	€	€	€	€

If two or more Signature Annexes have the same Unique Reference Identifier, they may all be considered defective.

4.	The undersigned hereby makes all acknowledgments, representations, warranties, agreements and authorizations described in the Consent to which this Signature Annex relates.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title:	Date:

EXHIBIT A

SUPPLEMENTAL INDENTURE

i2 TECHNOLOGIES, INC.

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of February 6, 2009

To

5% SENIOR CONVERTIBLE NOTES DUE 2015

INDENTURE

Dated as of November 23, 2005 as

Supplemented by that

FIRST SUPPLEMENTAL INDENTURE

Dated as of September 11, 2008

-i-

SECOND SUPPLEMENTAL INDENTURE, dated as of February 6, 2009 (this “Second Supplemental Indenture”), between i2 TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (successor-in-interest to JPMorgan Chase Bank, National Association), as trustee under the Indenture referred to below (in such capacity, the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of November 23, 2005 (the “Initial Indenture”) and the Company has issued pursuant to the Initial Indenture the Company’s 5% Senior Convertible Notes due 2015 (the “Securities”) which was amended by that certain First Supplemental Indenture dated September 11, 2008 (as amended and supplemented the “Indenture”); and

WHEREAS, Section 11.2 of the Indenture provides that, among other things, with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, the Company and the Trustee may amend or supplement the Indenture in accordance with the terms and conditions provided therein;

WHEREAS, the Company has received the consents from Holders of not less than a majority of the outstanding aggregate principal amount of the Securities, to effect the amendments set forth herein (“Amendments”);

WHEREAS, the Company has delivered to the Trustee an Officer’s Certificate as well as an Opinion of Counsel pursuant to Sections 11.6 and 12.4 of the Indenture to the effect that the execution and delivery of this Second Supplemental Indenture by the Company is authorized and permitted under the Indenture and that all conditions precedent provided for in the Indenture to the execution and delivery of this Second Supplemental Indenture to be complied with by the Company have been complied with;

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the charter documents of the Company to make this Second Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed; and

NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

RELATION TO INDENTURE; DEFINITIONS

SECTION 1.01. Relation to Indenture.

This Second Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.02. Definitions.

For all purposes of this Second Supplemental Indenture, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Indenture. In the event that any term contained herein shall conflict or be inconsistent with any defined term in the Indenture, the term as defined in this Second Supplemental Indenture shall control.

SECTION 1.03. General References.

All references in this Second Supplemental Indenture to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Second Supplemental Indenture; and the terms “herein”, “hereof”, “hereunder” and any other word of similar import refers to this Second Supplemental Indenture.

ARTICLE 2

AMENDMENTS TO INDENTURE

SECTION 2.01. Amendments to Table of Contents.

The Table of Contents of the Indenture is hereby amended by deleting the titles to Sections 6.2, 6.5, 6.6 and 6.11 and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.02. Elimination of Certain Definitions in Article One.

Section 1.2 of the Indenture is hereby amended by deleting the definitions “Acquired Indebtedness”; “Disqualified Equity Interest”; “EBITDA”; “Indebtedness”; “Interest Expense”; “Liens”; “maximum fixed repurchase price”; “Net Income”; “Permitted Indebtedness”; “Permitted Purchase Money Security Interest”; “Permitted Refinancing Indebtedness”; “Secured Date”; and “Weighted Average Life to Maturity” contained therein in their entirety to the extent they are in or are otherwise cross referenced in such Section 1.2.

SECTION 2.03. SEC Reports.

Section 6.2 of the Indenture (SEC Reports) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.2 [Intentionally omitted]”.

SECTION 2.04. Maintenance of Corporate Existence.

Section 6.5 of the Indenture (Maintenance of Corporate Existence) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.5 [Intentionally omitted]”.

SECTION 2.05. Rule 144A Information Requirement.

Section 6.6 of the Indenture (Rule 144A Information Requirement) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.6 [Intentionally omitted]”.

SECTION 2.06. Incurrence of Indebtedness.

Section 6.11 of the Indenture (Incurrence of Indebtedness) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.11 [Intentionally omitted]”.

SECTION 2.07. Company May Consolidate, Etc., Only on Certain Terms.

Section 7.1 of the Indenture (Company May Consolidate, Etc., Only on Certain Terms) is hereby amended by deleting sub-section 7.1(3) in its entirety and replacing it with the following: “(3) [Intentionally omitted]”.

SECTION 2.08. Events of Default.

Section 8.1 of the Indenture (Events of Default) is hereby amended by deleting sub-sections 8.1(a)(5) (Failure to Perform Other Covenants), 8.1(a)(6) (Cross Default/Acceleration) and 8.1(a)(7) (Judgments) in their entirety and replacing them with the following: “[intentionally omitted]”.

ARTICLE 3

MISCELLANEOUS

SECTION 3.01. Effectiveness of Second Supplemental Indenture.

This Second Supplemental Indenture shall become effective immediately upon its execution and delivery; provided, however, that the Amendments set forth in Article 2 hereof will only become operative immediately prior to the Closing (as defined in that certain Consent and Purchase Agreement dated as of February 6, 2009, by and among the Company, Highbridge International LLC, Credit-Suisse Securities (USA) LLC and UBS Securities LLC). If the Closing has not occurred on or prior to the date two Business Days following the date hereof (the “Closing Drop Dead Date”), Article 2 of this Second Supplemental Indenture shall not become operative. If the Closing has not occurred on or prior to the Closing Drop Dead Date, the Company shall promptly, following the Closing Drop Dead Date, provide written notice to the Trustee that Article 2 of this Second Supplemental Indenture has not become operative.

SECTION 3.02. Certain Trustee Matters.

The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or the proper authorization or the due execution hereof by the Company.

SECTION 3.03. Further Assurances.

Each of the parties hereto agrees that it shall, upon the reasonable request of the other party hereto (and not in contravention with the terms and conditions of the Indenture), execute and deliver any and all instruments and documents and take such additional action as the other party hereto may reasonably request to effect, consummate, confirm or evidence the transactions described herein promptly upon such other party’s request therefor.

SECTION 3.04. Continued Effect.

Except as expressly supplemented and amended by this Second Supplemental Indenture, the Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Indenture as heretofore amended, supplemented or otherwise modified, and as supplemented and amended by this Second Supplemental Indenture, is in all respects hereby ratified and confirmed. This Second Supplemental Indenture and all its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 3.05. Governing Law.

THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 3.06. Trust Indenture Act Controls.

If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision of this Second Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Second Supplemental Indenture is executed, the provision required by said Act shall control.

SECTION 3.07. Trustee Disclaimer.

The recitals contained in this Second Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Second Supplemental Indenture.

SECTION 3.08. Counterparts; Facsimile or Electronic Signatures.

This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed signature page of this Second Supplemental Indenture by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof and may be used for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

SECTION 3.09. Amendments.

This Second Supplemental Indenture may not be amended, waived, supplemented or otherwise modified except by an agreement in writing signed by each of the parties hereto.

SECTION 3.10. Severability.

If any provision of this Second Supplemental Indenture is found by any court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be deemed, as to such jurisdiction, to be modified to the minimum extent necessary to cause it to be valid, legal and enforceable and the invalidity, illegality or unenforceability of such provision prior to such modification shall not affect the other provisions of this Second Supplemental Indenture and all provisions not affected by the invalidity, illegality or unenforceability shall remain in full force and effect; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and delivered, all as of the day and year first above written.

i2 TECHNOLOGIES, INC.

By:
Name:	Michael J. Berry
Title:	Executive Vice President, Finance and Accounting, and Chief Financial Officer and Principal Accounting Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

EXHIBIT B

ASSIGNMENT

EXHIBIT B – Page 1

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Your Signature:

Date:
(Sign exactly as your name appears on the other side of this Security)

*Signature guaranteed by:

By:

*	The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

EXHIBIT B – Page 2